ACCOUNTS RECEIVABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accounts Receivable
Accrued revenue	$ 244,494	$ 208,160
Accounts receivable - trade	35,019	23,697
Allowance for doubtful accounts	(2,923)	(3,869)
Total accounts receivable, net of allowance for doubtful accounts	$ 276,590	$ 227,988